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                                                             Exhibit 99.1


Wednesday December 27, 2:00 am Eastern Time
Press Release
Source: LION bioscience AG and Trega Biosciences, Inc.

                  LION BIOSCIENCE TO ACQUIRE TREGA BIOSCIENCES
       COMBINED ORGANIZATION TO OFFER COMPREHENSIVE INFORMATION MANAGEMENT
                           SOLUTIONS FOR LIFE SCIENCES

Heidelberg (Germany) & San Diego, CA (USA), December 27, 2000 - LION bioscience AG (Neuer Markt: LIO; Nasdaq: LEON) and Trega Biosciences, Inc. (Nasdaq: TRGA) today announced that they have signed an agreement for LION to acquire 100% of the equity of Trega in exchange for LION American Depositary Shares (ADS). This transaction values Trega at approximately $35 million, or an estimated $1.35 per share on a fully diluted basis, subject to certain pre-closing adjustments. The final exchange ratio will depend on a number of factors, including LION's average closing price per ADS for the 10 trading days ending 2 trading days prior to the meeting of Trega stockholders. The $35 million valuation of Trega presumes that such price will not be lower than $68 or greater than $92. If LION's average closing price per ADS over this time period is below this range, the exchange ratio will be based upon a deemed price of $68 per LION ADS; if such price is above this range, the exchange ratio will be based upon a deemed price of $92 per LION ADS. Upon completion of the transaction, Trega will become a wholly-owned subsidiary of LION.

LION and Trega will combine complementary technologies and products, which are expected to significantly enhance LION's position as a leading provider of comprehensive solutions for enterprise-wide data integration, data analysis and information management solutions for the Life Sciences industry.

The vision and the capabilities of the two companies are highly synergistic. LION's Life Science Informatics (LSI(TM)) business, which includes the industry leading SRS platform, "SCOUT" integration and analysis products, and I-biology(TM), its overall corporate-wide R&D-IT solution, is expected to benefit from Trega's iDEA(TM) Predictive ADME (absorption, distribution, metabolism and excretion) Simulation System. This product simulates, in silico, how drug candidates will be processed in humans. Combining LION's drug discovery expertise and integrated software solutions for all types of biological data with Trega's iDEA(TM) Simulation



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System software provides the basis for a leading platform for the development of a comprehensive solution for toxico-genomics and toxicology prediction software. Furthermore, LION's information-driven drug discovery and diagnostics business, called iD(3)(TM), is expected to benefit from the addition of Trega's ChemFolio(R) libraries of information-enhanced small molecules, as well as from its medicinal chemistry, assay development, screening technology and general drug discovery capabilities.

This transaction is designed to broaden LION's reach into the many aspects of the drug discovery process. It will also enhance LION's ability to utilize information to accelerate the transformation of genes to targets and targets to drugs, as well as to improve the efficiency and effectiveness of generating validated target/lead combinations in the nuclear receptor area.

"Through the merger of the two companies we combine complementary technologies and products in the area of Life Science informatics and drug discovery. This transaction will further strengthen LION's strategic position as a leading provider of comprehensive solutions for enterprise-wide data integration and management in the Life Science R&D sector. The Trega team consists of outstanding professionals and our cultures match perfectly. We intend to strengthen and build on this San Diego-based organization to expand LION's U.S. presence and serve our partners worldwide," says LION's CEO Friedrich von Bohlen.

"We believe this event marks a major advance in the industry-wide shift towards in silico drug discovery," said Michael G. Grey, president and CEO of Trega. "Not only will the combined company be able to provide a comprehensive range of tools that span the drug discovery continuum, but it also has the potential to revolutionize how drug discovery is conducted in the future." After closing the transaction, Mr. Grey will serve as CEO of LION's combined U.S. based subsidiaries, LION bioscience, Inc.

The completion of the transaction is subject to closing conditions including approval of the transaction by Trega's stockholders. The transaction is expected to close in March or April 2001. LION will issue new shares out of its authorized capital in order to acquire all outstanding shares of Trega in a stock-for-stock transaction using LION's American Depositary Shares (ADS). The preemptive right of existing LION shareholders in connection with this transaction has been excluded. LION will also provide a stand-by line of credit of $1 million to assist funding Trega's operations until closing.

ABOUT LION BIOSCIENCE AG

LION bioscience AG (Neuer Markt: LIO; Nasdaq: LEON) is a pioneer in the field of enterprise-wide R&D data analysis and information management systems and solutions for the life sciences and, particularly, the healthcare industry. The overall integration system is i-biology. i-biology solutions are offered to partners and form the basis for LION's internal IT-driven drug discovery efforts on nuclear receptors. To date, LION AG has established numerous alliances in informatics and genomics with leading Life Science research companies, including Aventis, Bayer, Boehringer Ingelheim, Celera, DuPont, Glaxo Wellcome, Janssen, Merck Inc., Nestle, Novartis, Pharmacia & Upjohn, SmithKline Beecham and Sumitomo Pharmaceuticals. For additional information on LION, please visit our Web Site at HTTP://WWW.LIONBIOSCIENCE.COM.



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ALL STATEMENTS IN THIS PRESS RELEASE THAT ARE NOT HISTORICAL ARE FORWARD-LOOKING
STATEMENTS WITHIN THE MEANING OF THE U.S. SECURITIES LAWS. SUCH STATEMENTS ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES.
ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE PROJECTED BECAUSE OF FACTORS SUCH AS UNCERTAINTIES RELATING TO TECHNOLOGIES, PRODUCT DEVELOPMENT, OR
MANUFACTURING, MARKET ACCEPTANCE, COST OR PRICING OF LION'S PRODUCTS, DEPENDENCE ON COLLABORATIONS AND PARTNERS, REGULATORY APPROVALS, COMPETITION, INTELLECTUAL PROPERTY OF OTHERS, OR PATENT PROTECTION AND LITIGATION. THESE AND OTHER RISK FACTORS ARE DISCUSSED IN LION'S REGISTRATION STATEMENT ON FORM F-1 DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 9, 2000. LION EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES, REVISIONS OR CORRECTIONS TO ANY FORWARD-LOOKING STATEMENTS OR
HISTORICAL INFORMATION CONTAINED HEREIN. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY.

ABOUT TREGA BIOSCIENCES, INC.

Trega Biosciences, Inc. (Nasdaq: TRGA) is a premier provider of products that accelerate and improve drug discovery through its iDiscovery(TM) technologies linking biology and chemistry with information technologies. Trega's iDEA(TM) family of information-based models simulate, in silico, how drug candidates will be processed in the body, thereby enabling selection of those with optimal characteristics for clinical development. Together with its iDEA(TM) products, Trega's ChemFolio(R) libraries of information-enhanced small molecules are designed to facilitate the identification and optimization of drug candidates. For additional information on Trega, please visit our Web site at http://www.trega.com.

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS NEWS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING WHETHER THE TRANSACTION DESCRIBED WILL BE COMPLETED, WHETHER TREGA'S RESOURCES ARE SUFFICIENT TO ENABLE IT TO REACH ITS BUSINESS OBJECTIVES, WHETHER ANY RESEARCH OR DEVELOPMENT ACTIVITIES WILL BE SUCCESSFUL, WHETHER ANY ADDITIONAL COLLABORATIONS OR ALLIANCES WILL BE AGREED TO, FORMED OR EXPANDED, WHETHER REGULATORY APPROVALS CAN BE OBTAINED FOR PRODUCTS DISCOVERED AND DEVELOPED, IF ANY, WHETHER ANY PRODUCTS CAN BE SUCCESSFULLY MARKETED, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING IN MARKETING SUCCESS, WHETHER ANY OTHER CORPORATE COLLABORATIONS OR ALLIANCES WILL BE SUCCESSFUL, THE VALUE OF LION STOCK IN THE FUTURE, AND OTHER RISKS DETAILED FROM TIME TO TIME IN TREGA'S SECURITIES AND EXCHANGE COMMISSION FILINGS. THESE FORWARD-LOOKING STATEMENTS REPRESENT TREGA'S JUDGMENT AS OF THE DATE OF THIS RELEASE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED. TREGA DISCLAIMS, HOWEVER, ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.

Klaus Sprockamp                               Michael G. Grey
LION bioscience AG                            Trega Biosciences, Inc.
CFO / COO                                     President & CEO
+49 6221 4038 99                              +1 858 410 6631
+49 179 2927837                               MGREY@TREGA.COM
KLAUS.SPROCKAMP@LIONBIOSCIENCE.COM


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Alexander Asam, PhD, MBA                      Ernie Knewitz
LION bioscience AG                            Noonan/Russo Communications, Inc.
Head of Investor Relations                    +1 212 696 4455, ext. 204
+49 6221 4038 215                             ERNIE.KNEWITZ@NOONANRUSSO.COM
ALEXANDER.ASAM@LIONBIOSCIENCE.COM